                                                                SUB-ITEM 77Q1(e)

                                AMENDMENT NO. 9

                                       TO

                      MASTER INVESTMENT ADVISORY AGREEMENT

     This Amendment dated as of February 12, 2010, amends the Master Investment Advisory Agreement (the "Agreement"), dated November 25, 2003, between AIM Counselor Series Trust, a Delaware statutory trust, and Invesco Advisers, Inc., a Delaware corporation.

                              W I T N E S S E T H:

     WHEREAS, the parties desire to amend the Agreement to add the following series portfolios: Invesco Balanced Fund, Invesco California Tax-Free Income Fund, Invesco Dividend Growth Securities Fund, Invesco Equally-Weighted S&P 500 Fund, Invesco Fundamental Value Fund, Invesco Large Cap Relative Value Fund, Invesco New York Tax-Free Income Fund, Invesco S&P 500 Index Fund, Invesco Van Kampen American Franchise Fund, Invesco Van Kampen Core Equity Fund, Invesco Van Kampen Equity and Income Fund, Invesco Van Kampen Equity Premium Income Fund, Invesco Van Kampen Growth and Income Fund, Invesco Van Kampen Money Market Fund, Invesco Van Kampen Pennsylvania Tax Free Income Fund, Invesco Van Kampen Small Cap Growth Fund and Invesco Van Kampen Tax Free Money Fund;

     NOW, THEREFORE, the parties agree as follows;

     1. Appendix A and Appendix B to the Agreement are hereby deleted in their entirety and replaced with the following:

                                  "APPENDIX A
                           FUNDS AND EFFECTIVE DATES

NAME OF FUND                                          EFFECTIVE DATE OF ADVISORY AGREEMENT
----------------------------------------------------  ------------------------------------
AIM Core Plus Bond Fund                                          June 2, 2009

AIM Floating Rate Fund                                           April 14, 2006

AIM Multi-Sector Fund                                            November 25, 2003

AIM Select Real Estate Income Fund                               March 12, 2007

AIM Structured Core Fund                                         March 31, 2006

AIM Structured Growth Fund                                       March 31, 2006

AIM Structured Value Fund                                        March 31, 2006

Invesco Balanced Fund                                            February 12, 2010

Invesco California Tax-Free Income Fund                          February 12, 2010

Invesco Dividend Growth Securities Fund                          February 12, 2010

Invesco Equally-Weighted S&P 500 Fund                            February 12, 2010

Invesco Fundamental Value Fund                                   February 12, 2010

Invesco Large Cap Relative Value Fund                            February 12, 2010

Invesco New York Tax-Free Income Fund                            February 12, 2010

Invesco S&P 500 Index Fund                                       February 12, 2010

Invesco Van Kampen American Franchise Fund                       February 12, 2010

Invesco Van Kampen Core Equity Fund                              February 12, 2010

Invesco Van Kampen Equity and Income Fund                        February 12, 2010

Invesco Van Kampen Equity Premium Income Fund                    February 12, 2010

Invesco Van Kampen Growth and Income Fund                        February 12, 2010

Invesco Van Kampen Money Market Fund                             February 12, 2010

Invesco Van Kampen Pennsylvania Tax Free Income Fund             February 12, 2010

Invesco Van Kampen Small Cap Growth Fund                         February 12, 2010

Invesco Van Kampen Tax Free Money Fund                           February 12, 2010

                                   APPENDIX B
                          COMPENSATION TO THE ADVISOR

     The Trust shall pay the Adviser, out of the assets of each Fund, as full compensation for all services rendered, an advisory fee for such Funds as set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Funds for the calendar year computed in the manner used for the determination of the net asset value of shares of such Funds.

                            AIM CORE PLUS BOND FUND

NET ASSETS                                         ANNUAL RATE
----------------------------------------------     -----------
First $500 million............................           0.450%
Next $500 million.............................           0.425%
Next $1.5 billion.............................           0.400%
Next $2.5 billion.............................           0.375%
Over $5 billion...............................           0.350%

                             AIM FLOATING RATE FUND

NET ASSETS                                         ANNUAL RATE
----------------------------------------------     -----------
First $500 million............................            0.65%
Next $4.5 billion.............................            0.60%
Next $5 billion...............................           0.575%
Over $10 billion..............................            0.55%

                             AIM MULTI-SECTOR FUND

NET ASSETS                                         ANNUAL RATE
----------------------------------------------     -----------
First $250 million............................           0.695%
Next $250 million.............................            0.67%
Next $500 million.............................           0.645%
Next $1.5 billion.............................            0.62%
Next $2.5 billion.............................           0.595%
Next $2.5 billion.............................            0.57%
Next $2.5 billion.............................           0.545%
Amount over $10 billion.......................            0.52%

                       AIM SELECT REAL ESTATE INCOME FUND

NET ASSETS                                         ANNUAL RATE
----------------------------------------------     -----------
First $250 million............................            0.75%
Next $250 million.............................            0.74%
Next $500 million.............................            0.73%
Next $1.5 billion.............................            0.72%
Next $2.5 billion.............................            0.71%
Next $2.5 billion.............................            0.70%
Next $2.5 billion.............................            0.69%
Amount over $10 billion.......................            0.68%

                            AIM STRUCTURED CORE FUND
                           AIM STRUCTURED GROWTH FUND
                           AIM STRUCTURED VALUE FUND

NET ASSETS                                         ANNUAL RATE
----------------------------------------------     -----------
First $250 million............................            0.60%
Next $250 million.............................           0.575%
Next $500 million.............................            0.55%
Next $1.5 billion.............................           0.525%
Next $2.5 billion.............................            0.50%
Next $2.5 billion.............................           0.475%
Next $2.5 billion.............................            0.45%
Over $10 billion..............................           0.425%

                             INVESCO BALANCED FUND

NET ASSETS                                         ANNUAL RATE
----------------------------------------------     -----------
First $500 million............................            0.52%
Over $500 million.............................           0.495%

                    INVESCO CALIFORNIA TAX-FREE INCOME FUND

NET ASSETS                                         ANNUAL RATE
----------------------------------------------     -----------
First $500 million............................            0.47%
Next $250 million.............................           0.445%
Next $250 million.............................            0.42%
Next $250 million.............................           0.395%
Over $1.25 billion............................            0.37%

                    INVESCO DIVIDEND GROWTH SECURITIES FUND

NET ASSETS                                         ANNUAL RATE
----------------------------------------------     -----------
First $250 million............................           0.545%
Next $750 million.............................            0.42%
Next $1 billion...............................           0.395%
Next $1 billion...............................            0.37%
Next $1 billion...............................           0.345%
Next $1 billion...............................            0.32%
Next $1 billion...............................           0.295%
Next $2 billion...............................            0.27%
Next $2 billion...............................           0.245%
Next $5 billion...............................            0.22%
Over $15 billion..............................           0.195%

                     INVESCO EQUALLY-WEIGHTED S&P 500 FUND
                           INVESCO S&P 500 INDEX FUND

NET ASSETS                                         ANNUAL RATE
----------------------------------------------     -----------
First $2 billion..............................            0.12%
Over $2 billion...............................            0.10%

                         INVESCO FUNDAMENTAL VALUE FUND

NET ASSETS                                         ANNUAL RATE
----------------------------------------------     -----------
First $500 million............................            0.67%
Over $500 million.............................            0.62%

                     INVESCO LARGE CAP RELATIVE VALUE FUND
                   INVESCO VAN KAMPEN EQUITY AND INCOME FUND
                   INVESCO VAN KAMPEN GROWTH AND INCOME FUND

NET ASSETS                                         ANNUAL RATE
----------------------------------------------     -----------
First $150 million............................            0.50%
Next $100 million.............................            0.45%
Next $100 million.............................            0.40%
Over $350 million.............................            0.35%

                     INVESCO NEW YORK TAX-FREE INCOME FUND

NET ASSETS                                         ANNUAL RATE
----------------------------------------------     -----------
First $500 million............................            0.47%
Over $500 million.............................           0.445%

                   INVESCO VAN KAMPEN AMERICAN FRANCHISE FUND
                 INVESCO VAN KAMPEN EQUITY PREMIUM INCOME FUND

NET ASSETS                                         ANNUAL RATE
----------------------------------------------     -----------
First $500 million............................            0.70%
Next $500 million.............................            0.65%
Over $1 billion...............................            0.60%

                      INVESCO VAN KAMPEN CORE EQUITY FUND

NET ASSETS                                         ANNUAL RATE
----------------------------------------------     -----------
First $1 billion..............................            0.65%
Next $1.5 billion.............................            0.60%
Over $2.5 billion.............................            0.55%

                      INVESCO VAN KAMPEN MONEY MARKET FUND

NET ASSETS                                         ANNUAL RATE
----------------------------------------------     -----------
First $250 million............................           0. 45%
Next $500 million.............................           0.375%
Next $500 million.............................           0.325%
Next $250 million.............................            0.30%
Next $250 million.............................           0.275%
Next $500 million.............................            0.25%
Next $500 million.............................           0.225%
Next $12.25 billion...........................            0.20%
Next $2.5 billion.............................           0.199%
Next $7.5 billion.............................           0.198%
Next $5 billion...............................           0.197%
Over $30 billion..............................           0.196%

              INVESCO VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND

NET ASSETS                                         ANNUAL RATE
----------------------------------------------     -----------
First $500 million............................            0.60%
Over $500 million.............................            0.50%

                    INVESCO VAN KAMPEN SMALL CAP GROWTH FUND

NET ASSETS                                         ANNUAL RATE
----------------------------------------------     -----------
First $500 million............................            0.80%
Next $500 million.............................            0.75%
Over $1 billion...............................            0.70%

                     INVESCO VAN KAMPEN TAX FREE MONEY FUND

NET ASSETS                                         ANNUAL RATE
----------------------------------------------     -----------
First $500 million............................           0. 45%
Next $250 million.............................           0.375%
Next $250 million.............................           0.325%
Next $500 million.............................            0.30%
Next $500 million.............................           0.275%
Next $500 million.............................            0.25%
Next $500 million.............................           0.225%
Next $12 billion..............................            0.20%
Over $15 billion..............................           0.199%"

     2. In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers on the date first written above.

                                             AIM COUNSELOR SERIES TRUST

Attest: /s/ Melanie Ringold                  By: /s/ John M. Zerr
        -----------------------------            ---------------------------
        Assistant Secretary                      John M. Zerr
                                                 Senior Vice President

(SEAL)

                                             INVESCO ADVISERS, INC.

Attest: /s/ Melanie Ringold                  By: /s/ John M. Zerr
        -----------------------------            ---------------------------
        Assistant Secretary                      John M. Zerr
                                                 Senior Vice President

(SEAL)